                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  September 21, 2000

                       Morgan Stanley Dean Witter & Co.
                    --------------------------------------
                    (Exact name of Registrant as specified
                                in its charter)


          Delaware                1-11758                 36-3145972
   -------------------------------------------------------------------------
         (state or other        (Commission            (I.R.S. Employer
         jurisdiction of        File Number)          Identification No.)
         incorporation)


                    1585 Broadway, New York, New York 10036
               ------------------------------------------------
              (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000
                                                          --------------


   -------------------------------------------------------------------------
                (Former address, if changed since last report.)

Item 5.  Other Events
---------------------

On September 21, 2000, Morgan Stanley Dean Witter & Co. (the "Registrant") released financial information with respect to the quarter ended August 31, 2000. A copy of the press release containing such financial information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

        99.1 Press release of the Registrant dated September 21, 2000 containing financial information for the third quarter ended August 31, 2000.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                  MORGAN STANLEY DEAN WITTER & CO.
                                  --------------------------------
                                          (Registrant)

                                  By: /s/ Ronald T. Carman
                                  --------------------------------
                                      Ronald T. Carman
                                      Assistant Secretary


Dated: September 21, 2000

                        MORGAN STANLEY DEAN WITTER & CO.
                                Financial Summary
                        (unaudited, dollars in millions)


                                                                                   Percentage
                                               Quarter Ended                      Change From:     Nine Months Ended
                                        -------------------------------------   ---------------  -----------------------
                                         Aug 31,        Aug 31,       May 31,   Aug 31, May 31,  Aug 31,         Aug 31,  Percentage
                                          2000          1999           2000      1999    2000     2000            1999      Change
                                        --------      ---------      --------   ------  -------  -------        -------   ----------
Net revenues
  Securities                            $ 4,602       $  3,849       $  5,450     20%   (16%)  $   15,974       $ 12,187      31%
  Asset Management                          639            545            629     17%     2%        1,868          1,567      19%
  Credit Services                         1,053            935            989     13%     6%        2,931          2,559      15%
                                        --------      ---------      ---------                 ----------        --------
  Consolidated net revenues             $ 6,294       $  5,329       $  7,068     18%   (11%)  $   20,773       $ 16,313      27%
                                        ========      =========      =========                 ===========       ========

Net income
  Securities                            $   825       $    645       $  1,090     28%   (24%)  $    3,159       $  2,286      38%
  Asset Management                          199            123            156     62%    28%          513            335      53%
  Credit Services                           222            202            212     10%     5%          576            537       7%
                                        --------      ---------      ---------                 -----------       --------
  Consolidated net income               $ 1,246       $    970       $  1,458     28%   (15%)  $    4,248       $  3,158      35%
                                        ========      =========      =========                 ===========       ========
  Preferred stock dividend
    requirements                        $     9       $     11       $      9    (18%)    --   $       27       $     33     (18%)
                                        ========      =========      =========                 ===========       ========
  Earnings applicable to
    common shares                       $ 1,237       $    959       $  1,449     29%   (15%)  $    4,221       $  3,125      35%
                                        ========      =========      =========                 ===========       ========

Earnings per common share
  Basic                                 $  1.14       $   0.87       $   1.32     31%   (14%)  $     3.87       $   2.82      37%
  Diluted                               $  1.09       $   0.83       $   1.26     31%   (13%)  $     3.70       $   2.68      38%

Average common shares outstanding
  Basic                           1,088,218,669  1,100,113,462  1,098,245,490               1,090,967,941  1,106,725,932
  Diluted                         1,137,304,026  1,161,401,646  1,145,401,309               1,141,272,402  1,169,434,812
Period end common shares
  outstanding                     1,121,597,725  1,118,488,498  1,124,979,347               1,121,597,725  1,118,488,498

Return on common equity                    27.6%          25.9%          33.0%                       32.2%          28.9%

----------------------------------------------------

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                        MORGAN STANLEY DEAN WITTER & CO.
                    Consolidated Income Statement Information
                        (unaudited, dollars in millions)

                                                                                    Percentage
                                                           Quarter Ended           Change From:      Nine Months Ended
                                                  ------------------------------ -----------------  -------------------
                                                    Aug 31,    Aug 31,   May 31,  Aug 31,  May 31,  Aug 31,    Aug 31,   Percentage
                                                     2000       1999      2000     1999     2000     2000       1999       Change
                                                  ---------  ---------  -------- --------  -------  -------   ---------  ----------
Investment banking                                $   1,172  $  1,207  $   1,370     (3%)   (14%) $   3,877   $   3,185       22%
Principal transactions:
      Trading                                         1,630     1,143      2,501     43%    (35%)     6,408       4,692       37%
      Investments                                        68        78       (236)   (13%)   129%        263         493      (47%)
Commissions                                             831       681        972     22%    (15%)     2,787       2,033       37%
Fees:
      Asset management, distribution and
           administration                             1,092       857      1,075     27%      2%      3,133       2,450       28%
      Merchant and cardmember                           447       392        447     14%      --      1,337       1,090       23%
      Servicing                                         424       313        349     35%     21%      1,060         876       21%
Interest and dividends                                5,897     3,899      5,123     51%     15%     15,769      11,070       42%
Other                                                   150        56         91    168%     65%        335         174       93%
                                                  ---------- --------- ----------                 ----------  ----------
      Total revenues                                 11,711     8,626     11,692     36%      --     34,969      26,063       34%
Interest expense                                      5,242     3,184      4,420     65%     19%     13,594       9,341       46%
Provision for consumer loan losses                      175       113        204     55%    (14%)       602         409       47%
                                                  ---------- --------- ----------                 ----------  ----------
      Net revenues                                    6,294     5,329      7,068     18%    (11%)    20,773      16,313       27%
                                                  ---------- --------- ----------                 ----------  ----------

Compensation and benefits                             2,656     2,302      3,097     15%    (14%)     9,161       7,078       29%
Occupancy and equipment                                 202       166        174     22%     16%        551         465       18%
Brokerage, clearing and exchange fees                   132       128        130      3%      2%        383         369        4%
Information processing and communications               392       325        381     21%      3%      1,119         949       18%
Marketing and business development                      507       408        502     24%      1%      1,480       1,184       25%
Professional services                                   275       214        217     29%     27%        675         567       19%
Other                                                   255       223        272     14%     (6%)       802         608       32%
                                                  ---------- --------- ----------                 ----------  ----------
      Total non-interest expenses                     4,419     3,766      4,773     17%     (7%)    14,171      11,220       26%
                                                  ---------- --------- ----------                 ----------  ----------
Gain on sale of business                                 35         0          0       *       *         35           0         *
                                                  ---------- --------- ----------                 ----------  ----------
Income before income taxes                            1,910     1,563      2,295     22%    (17%)     6,637       5,093       30%
Income tax expense                                      664       593        837     12%    (21%)     2,389       1,935       23%
                                                  ---------- --------- ----------                 ----------  ----------
Net income                                        $   1,246  $    970  $   1,458     28%    (15%) $   4,248   $   3,158       35%
                                                  ========== ========= ==========                 ==========  ==========
Preferred stock dividend requirements             $       9  $     11  $       9    (18%)     --  $      27   $      33      (18%)
                                                  ========== ========= ==========                 ==========  ==========
Earnings applicable to common shares              $   1,237  $    959  $   1,449     29%    (15%) $   4,221   $   3,125       35%
                                                  ========== ========= ==========                 ==========  ==========

Compensation and benefits as a % of net revenues         42%       43%        44%                        44%         43%

--------------------------------------------------

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                        MORGAN STANLEY DEAN WITTER & CO.
                     Securities Income Statement Information
                        (unaudited, dollars in millions)



                                                                                   Percentage
                                                           Quarter Ended          Change From:       Nine Months Ended
                                                  ------------------------------ -----------------  -------------------
                                                    Aug 31,    Aug 31,   May 31,  Aug 31,  May 31,  Aug 31,    Aug 31,  Percentage
                                                     2000       1999      2000     1999     2000     2000        1999     Change
                                                  ---------  ---------  -------- --------  -------  -------   --------- ----------
Investment banking                               $  1,145  $   1,187  $  1,337      (4%)   (14%)  $  3,773   $  3,115      21%
Principal transactions:
     Trading                                        1,630      1,143     2,501      43%    (35%)     6,408      4,692      37%
     Investments                                       55         79      (242)    (30%)   123%        236        485     (51%)
Commissions                                           828        679       968      22%    (14%)     2,775      2,031      37%
Asset management, distribution and
 administration fees                                  512        341       505      50%      1%      1,453      1,000      45%
Interest and dividends                              5,206      3,341     4,354      56%     20%     13,563      9,400      44%
Other                                                 150         56        91     168%     65%        335        174      93%
                                                 --------- ---------- ---------                   ---------  ---------
     Total revenues                                 9,526      6,826     9,514      40%      --     28,543     20,897      37%
Interest expense                                    4,924      2,977     4,064      65%     21%     12,569      8,710      44%
                                                 --------- ---------- ---------                   ---------  ---------
     Net revenues                                   4,602      3,849     5,450      20%    (16%)    15,974     12,187      31%
                                                 --------- ---------- ---------                   ---------  ---------

Compensation and benefits                           2,305      2,005     2,764      15%    (17%)     8,136      6,225      31%
Occupancy and equipment                               163        126       137      29%     19%        440        354      24%
Brokerage, clearing and exchange fees                 109         98       110      11%     (1%)       321        279      15%
Information processing and communications             245        180       244      36%      --        703        536      31%
Marketing and business development                    176        124       184      42%     (4%)       517        374      38%
Professional services                                 223        155       166      44%     34%        525        396      33%
Other                                                 147        140       158       5%     (7%)       479        363      32%
                                                 --------- ---------- ---------                   ---------  ---------
     Total non-interest expenses                    3,368      2,828     3,763      19%    (10%)    11,121      8,527      30%
                                                 --------- ---------- ---------                   ---------  ---------
Income before income taxes                          1,234      1,021     1,687      21%    (27%)     4,853      3,660      33%
Income tax expense                                    409        376       597       9%    (31%)     1,694      1,374      23%
                                                 --------- ---------- ---------                   ---------  ---------
Net income                                       $    825  $     645  $  1,090      28%    (24%)  $  3,159   $  2,286      38%
                                                 ========= ========== =========                   =========  =========

Compensation and benefits as a % of net revenues      50%        52%       51%                         51%        51%
Non-compensation expenses as a % of net revenues      23%        21%       18%                         19%        19%
Profit margin (1)                                     18%        17%       20%                         20%        19%

----------------------------------------------
(1)  Net income as a % of net revenues.

                        MORGAN STANLEY DEAN WITTER & CO.
                  Asset Management Income Statement Information
                        (unaudited, dollars in millions)


                                                                                    Percentage
                                                           Quarter Ended           Change From:      Nine Months Ended
                                                  ------------------------------ -----------------  -------------------
                                                    Aug 31,    Aug 31,   May 31,  Aug 31,  May 31,  Aug 31,    Aug 31,   Percentage
                                                     2000       1999      2000     1999     2000     2000       1999       Change
                                                  ---------  ---------  -------- --------  -------  -------   ---------  ----------
Investment banking                                $   27   $    20    $    33      35%      (18%)  $    104   $     70      49%
Principal transactions:
     Investments                                      13        (1)         6        *      117%         27          8     238%
Commissions                                            3         2          4      50%      (25%)        12          2        *
Asset management, distribution and
 administration fees                                 580       516        570      12%        2%      1,680      1,450      16%
Interest and dividends                                18        12         19      50%       (5%)        50         46       9%
                                                  -------  --------   --------                     ---------  ---------
     Total revenues                                  641       549        632      17%        1%      1,873      1,576      19%
Interest expense                                       2         4          3     (50%)     (33%)         5          9     (44%)
                                                  -------  --------   --------                     ---------  ---------
     Net revenues                                    639       545        629      17%        2%      1,868      1,567      19%
                                                  -------  --------   --------                     ---------  ---------

Compensation and benefits                            187       165        198      13%       (6%)       571        479      19%
Occupancy and equipment                               23        24         22      (4%)       5%         66         71      (7%)
Brokerage, clearing and exchange fees                 23        30         20     (23%)      15%         62         90     (31%)
Information processing and communications             19        22         19     (14%)       --         56         64     (13%)
Marketing and business development                    38        31         38      23%        --        112         97      15%
Professional services                                 22        29         24     (24%)      (8%)        67         89     (25%)
Other                                                 33        35         45      (6%)     (27%)       109        103       6%
                                                  -------  --------   --------                     ---------  ---------
     Total non-interest expenses                     345       336        366       3%       (6%)     1,043        993       5%
                                                  -------  --------   --------                     ---------  ---------
Gain on sale of business                              35         0          0        *         *         35          0        *
                                                  -------  --------   --------                     ---------  ---------
Income before income taxes                           329       209        263      57%       25%        860        574      50%
Income tax expense                                   130        86        107      51%       21%        347        239      45%
                                                  -------  --------   --------                     ---------  ---------
Net income                                        $  199   $   123    $   156      62%       28%   $    513   $    335      53%
                                                  =======  ========   ========                     =========  =========

Compensation and benefits as a % of net revenues     29%       30%        31%                           31%        31%
Non-compensation expenses as a % of net revenues     25%       31%        27%                           25%        33%
Profit margin (1)                                    31%       23%        25%                           27%        21%

----------------------------------------------
(1)  Net income as a % of net revenues.

                        MORGAN STANLEY DEAN WITTER & CO.
                  Credit Services Income Statement Information
                        (unaudited, dollars in millions)



                                                                              Percentage
                                                   Quarter Ended              Change From:     Nine Months Ended
                                          ----------------------------       -------------     -----------------
                                          Aug 31,    Aug 31,    May 31,      Aug 31,  May 31,   Aug 31,  Aug 31,     Percentage
                                           2000       1999       2000         1999     2000     2000      1999         Change
                                          ------     ------    -------       ------  -------    ------   ------      ----------
Fees:
     Merchant and cardmember             $    447   $     392   $   447       14%        --    $  1,337   $ 1,090       23%
     Servicing                                424         313       349       35%       21%       1,060       876       21%
                                         ---------  ----------  --------                       ---------  --------
     Total non-interest revenues              871         705       796       24%        9%       2,397     1,966       22%

Interest revenue                              673         546       750       23%      (10%)      2,156     1,624       33%
Interest expense                              316         203       353       56%      (10%)      1,020       622       64%
                                         ---------  ----------  --------                       ---------  --------
     Net interest income                      357         343       397        4%      (10%)      1,136     1,002       13%

Provision for consumer loan losses            175         113       204       55%      (14%)        602       409       47%
                                         ---------  ----------  --------                       ---------  --------
     Net credit income                        182         230       193      (21%)      (6%)        534       593      (10%)

                                         ---------  ----------  --------                       ---------  --------
     Net revenues                           1,053         935       989       13%        6%       2,931     2,559       15%
                                         ---------  ----------  --------                       ---------  --------

Compensation and benefits                     164         132       135       24%       21%         454       374       21%
Occupancy and equipment                        16          16        15        --        7%          45        40       13%
Information processing and communications     128         123       118        4%        8%         360       349        3%
Marketing and business development            293         253       280       16%        5%         851       713       19%
Professional services                          30          30        27        --       11%          83        82        1%
Other                                          75          48        69       56%        9%         214       142       51%
                                         ---------  ----------  --------                       ---------  --------
     Total non-interest expenses              706         602       644       17%       10%       2,007     1,700       18%
                                         ---------  ----------  --------                       ---------  --------
Income before income taxes                    347         333       345        4%        1%         924       859        8%
Income tax expense                            125         131       133       (5%)      (6%)        348       322        8%
                                         ---------  ----------  --------                       ---------  --------
Net income                               $    222   $     202   $   212       10%        5%    $    576   $   537        7%
                                         =========  ==========  ========                       =========  ========

Compensation and benefits
as a % of net revenues                        16%         14%       14%                              15%       15%
Non-compensation expenses                                                                            53%       52%
as a % of net revenues                        51%         50%       51%                              20%       21%
Profit margin (1)                             21%         22%       21%

----------------------------------------------
(1)  Net income as a % of net revenues.

                        MORGAN STANLEY DEAN WITTER & CO.
                  Credit Services Income Statement Information
                        (unaudited, dollars in millions)
                              (Managed loan basis)

                                                                                            Percentage     Nine Months
                                                          Quarter Ended                    Change From:       Ended
                                                  --------------------------------------  --------------  --------------
                                                   Aug 31,        Aug 31,       May 31,   Aug 31, May 31, Aug 31, Aug 31, Percentage
                                                    2000           1999          2000      1999    2000    2000    1999     Change
                                                  --------       --------     ----------   -----   -----  ------- ------  ---------
Fees:
     Merchant and cardmember                     $     634       $    541     $    591    17%     7%   $ 1,810   $1,508     20%
     Servicing                                           0              0            0     --     --         0        0      --
                                                 ----------      ---------    ---------                --------  -------
     Total non-interest revenues                       634            541          591    17%     7%     1,810    1,508     20%

Interest revenue                                     1,617          1,250        1,558    29%     4%     4,615    3,652     26%
Interest expense                                       728            466          688    56%     6%     2,062    1,366     51%
                                                 ----------      ---------    ---------                --------  -------
     Net interest income                               889            784          870    13%     2%     2,553    2,286     12%

Provision for consumer loan losses                     470            390          472    21%     --     1,432    1,235     16%
                                                 ----------      ---------    ---------                --------  -------
     Net credit income                                 419            394          398     6%     5%     1,121    1,051      7%

                                                 ----------      ---------    ---------                --------  -------
     Net revenues                                    1,053            935          989    13%     6%     2,931    2,559     15%
                                                 ----------      ---------    ---------                --------  -------

Compensation and benefits                              164            132          135    24%    21%       454      374     21%
Occupancy and equipment                                 16             16           15     --     7%        45       40     13%
Information processing and communications              128            123          118     4%     8%       360      349      3%
Marketing and business development                     293            253          280    16%     5%       851      713     19%
Professional services                                   30             30           27     --    11%        83       82      1%
Other                                                   75             48           69    56%     9%       214      142     51%
                                                 ----------      ---------    ---------                --------  -------
     Total non-interest expenses                       706            602          644    17%    10%     2,007    1,700     18%
                                                 ----------      ---------    ---------                --------  -------
Income before income taxes                             347            333          345     4%     1%       924      859      8%
Income tax expense                                     125            131          133    (5%)   (6%)      348      322      8%
                                                 ----------      ---------    ---------                --------  -------
Net income                                       $     222       $    202     $    212    10%     5%   $   576   $  537      7%
                                                 ==========      =========    =========                ========  =======


Compensation and benefits as a % of net revenues        16%            14%          14%                     15%      15%
Non-compensation expenses as a % of net revenues        51%            50%          51%                     53%      52%
Profit margin (1)                                       21%            22%          21%                     20%      21%

------------------------------------------------
(1)  Net income as a % of net revenues.

                        MORGAN STANLEY DEAN WITTER & CO.
                   Financial Information and Statistical Data
                                   (unaudited)



                                                                 Quarter Ended                   Percentage Change From:
                                                 ----------------------------------------------  --------------------------
                                                  Aug 31, 2000    Aug 31, 1999    May 31, 2000   Aug 31, 1999  May 31, 2000
                                                 --------------- ---------------  -------------  ------------  ------------
MSDW
Total assets (millions)                          $      404,000  $      341,000   $      418,000         18%        (3%)
Period end common shares outstanding              1,121,597,725   1,118,488,498    1,124,979,347          --         --
Book value per common share                      $        16.19  $        13.26   $        15.66         22%         3%
Shareholders' equity (millions) (1)              $       19,054  $       15,845   $       18,510         20%         3%
Total capital (millions) (2)                     $       50,311  $       38,740   $       46,954         30%         7%


SECURITIES ($ billions)

Private Client Group
      Global financial advisors                          13,789          12,309           13,513         12%         2%
      Total client assets                        $          778  $          536   $          669         45%        16%
      Fee-based client account assets (3)        $          155  $           92   $          139         68%        12%

Institutional Securities (4)
      Mergers and acquisitions
       announced transactions (5)
            MSDW global market volume            $        926.2  $        588.2   $        671.0
            Rank                                              1               2                1
      Worldwide equity and related issues (5)
            MSDW global market volume            $         43.9  $         34.2   $         26.5
            Rank                                              2               2                2

ASSET MANAGEMENT ($ billions)

Assets under management or supervision
Products offered primarily to individuals
      Mutual funds
            Equity                               $          122  $           87   $          106         40%        15%
            Fixed income                                     49              55               49        (11%)        --
            Money markets                                    55              44               52         25%         6%
                                                  --------------  --------------   --------------
            Total mutual funds                              226             186              207         22%         9%

      ICS Assets                                             34              23               28         48%        21%
      Separate accounts, unit trust
        and other arrangements                               94              69               85         36%        11%
                                                 --------------- ---------------  ---------------
      Sub-total Individual                                  354             278              320         27%        11%
                                                 --------------- ---------------  ---------------

Products offered primarily to institutional clients
      Mutual funds                                           38              30               35         27%         9%
      Separate accounts, pooled vehicle and other
        arrangements                                        156             150              155          4%         1%
                                                 --------------- ---------------  ---------------

      Sub-total Institutional                               194             180              190          8%         2%
                                                 --------------- ---------------  ---------------

Total assets under management or supervision     $          548  $          458   $          510         20%         7%
                                                 =============== ===============  ===============

----------------------------
(1) Includes preferred and common equity and preferred securities issued by subsidiaries.
(2) Includes preferred and common equity, preferred securities issued by subsidiaries, capital units and non-current portion of long-term debt.
(3) Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(4)  Source: Thomson Financial Securities Data.
(5)  Information is year to date and stated on a calendar year basis.

                        MORGAN STANLEY DEAN WITTER & CO.
                   Financial Information and Statistical Data
                        (unaudited, dollars in millions)

                                                                              Percentage             Nine Months
                                               Quarter Ended                  Change From:              Ended
                                     ----------------------------------      -------------          ---------------
                                     Aug 31,      Aug 31,      May 31,     Aug 31,     May 31,       Aug 31,  Aug 31,     Percentage
                                     2000         1999         2000        1999         2000         2000     1999          Change
                                     -------     --------     --------     -----       ------        ------   ------     ---------
CREDIT SERVICES
Owned consumer loans
     Period end                     $ 19,817  $   16,557   $   22,506         20%       (12%)    $     19,817  $  16,557      20%
     Average                        $ 20,091  $   15,311   $   23,459         31%       (14%)    $     22,244  $  15,458      44%

Managed consumer loans (1)
     Period end                     $ 44,841  $   34,381   $   43,701         30%         3%     $     44,841  $  34,381      30%
     Average                        $ 44,345  $   33,379   $   42,961         33%         3%     $     42,783  $  32,845      30%
     Interest yield                   14.05%      14.30%       13.69%      (25 bp)     36 bp           13.70%     14.25%   (55 bp)
     Interest spread                   7.35%       8.61%        7.31%     (126 bp)      4 bp            7.23%      8.61%  (138 bp)
     Net charge-off rate               4.18%       5.29%        4.21%     (111 bp)     (3 bp)           4.34%      5.70%  (136 bp)
     Delinquency rate (over 30 days)   5.47%       6.34%        5.11%      (87 bp)     36 bp            5.47%      6.34%   (87 bp)

Credit Card
     Transaction volume (billions)  $   21.9  $     18.3   $     21.9         20%         --     $       67.3  $    50.1      34%
     Accounts (millions)                41.4        37.4         40.4         11%         2%             41.4       37.4      11%
     Active accounts (millions)         23.1        21.3         23.1          9%         --             23.1       21.3       9%
     Average receivables per average
      active account (actual $)     $  1,924  $    1,579   $    1,868         22%         3%     $      1,870  $   1,556      20%
     Discover Business Services'
      increase in merchant locations
      (thousands)                        134         130          174          3%       (23%)             407        382       7%

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(1)  Includes owned and securitized consumer loans.

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